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                                                                    Exhibit 32.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       OF CENTURY BUSINESS SERVICES, INC.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2003 of Century Business Services, Inc. (the "Issuer").

         I, Ware H. Grove, the Chief Financial Officer of the Issuer, certify that to the best of my knowledge:

         (i) the Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Form 10-Q for the quarterly period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

A SIGNED ORIGINAL OF THE WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Dated:  August 14, 2003

                                                     /s/ Ware H. Grove
                                            -----------------------------------
                                                         Ware H. Grove, CFO

Subscribed and sworn to before me
this 14th day of August, 2003.


         /s/ Michael W. Gleespen
--------------------------------------------
Name: Michael W. Gleespen
Title: Notary Public & Attorney-At-Law
Registered in Franklin County, Ohio
No Expiration Date